Non-GAAP Measures, Adjustments and Definitions Updated 02/13/20 © 2019 Masimo

Forward-Looking Statements Masimo Corporation (“Masimo,” “MASI,” or the “Company”) cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company’s results to differ materially and adversely from historical results or those expressed or implied by such forward-looking statements. Further information on Masimo’s disclaimer and forward-looking statements and the potential risks and uncertainties that could cause actual results to differ materially are more fully described in the Company’s press releases and periodic filings with the Securities and Exchange Commission. © 2019 Masimo

Non-GAAP Measures & Adjustments Management uses certain non-GAAP financial measures such as constant currency product revenue, non- GAAP gross profit/margin %, non-GAAP operating expenses, non-GAAP operating expense %, non-GAAP operating income/margin %, non-GAAP provision for income taxes/tax rate, non-GAAP net income and non- GAAP net income per diluted share. These non-GAAP financial measures may include certain adjustments related to the following items: > Constant currency > Royalty and other revenue, net of related costs > Acquisition-related costs such as amortization, depreciation, contingent consideration revaluation and asset/liability re-measurements > Litigation damages, awards and settlements > In process research and development (IPR&D) expenses or impairments > Acquisition, strategic investment and divestiture related gains, losses or expenses > Integration related charges > Acquired intangible assets impairment > Business consolidation costs > Realized and unrealized gains or losses from foreign currency transactions > Charges associated with the early repayment of debt and non-cash interest expense > Gains or losses related to certain significant non-recurring events > Tax charges and benefits associated with the above exclusions > Tax impacts that may not be representative of the ongoing results of our core operations > Excess tax benefits from stock-based compensation expense (ASU No. 2016-09) > Dilutive share impact related to certain financial instruments © 2019 Masimo

Non-GAAP Measures & Adjustments (continued) The Company also uses non-GAAP liquidity measures such as adjusted free cash flow, which excludes certain cash items related to the foregoing that may impact period over period comparability, and adjusted EBITDA, which excludes non-cash stock based compensation expense. Management calculates the non-GAAP financial measures excluding these items and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations, which are generally designated as “non-GAAP …” measures herein. Management believes that providing investors with these non-GAAP financial measures gives investors additional information to enable them to assess, in the same way management assesses, the Company’s current and future core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. Reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures can be found on the Investor Relations section of the Company’s website. © 2019 Masimo

Non-GAAP Definitions > Constant currency revenue adjustments  Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period to period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods. > Royalty and other revenue, net of related costs  We derive royalty and other revenue, net of related costs, from certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. > Acquisition-related costs such as amortization, depreciation, contingent consideration revaluation and asset/liability re-measurements  Relates to establishing assets and liabilities (primarily intangible assets, property, plant and equipment adjustments, inventory revaluation, lease liabilities, etc.) through purchase accounting. These items, which do not represent normal ongoing business cash flows, are excluded from non-GAAP earnings. Depreciation and amortization related to the revaluation of acquisition related assets and liabilities will generally recur in future periods. © 2019 Masimo

Non-GAAP Definitions (continued) > Litigation damages, awards and settlements  In connection with litigation proceedings arising in the course of our business, we have recorded expenses as a defendant in such proceedings in the form of damages, as well as gains as a plaintiff in such proceedings in the form of litigation awards and settlement proceeds. We believe that exclusion of these gains (net of any related costs incurred in the period the award or settlement is recognized) and losses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these expenses and gains are generally unrelated to our core business and/or infrequent in nature. > In process research and development (IPR&D) expenses or impairments  Certain expenses are considered in process research and development. In acquiring these through an acquisition, they are reflected on the balance sheet as an intangible asset until the related project is completed or abandoned. In the event of completion, it is either amortized or written off as IPR&D expense. In addition, in asset purchases, the cost of acquiring IPR&D is expensed immediately unless a future alternative use can be identified. These costs are excluded from non-GAAP earnings. > Acquisition, strategic investment and divestiture related gains, losses or expenses  In the event the Company acquires, invests in or divests certain business operations, there may be non-recurring gains, losses or expenses that will be recognized related to the assets and/or liabilities sold or acquired that are not representative of normal on-going cash flows. These gains, losses or expenses are excluded from non-GAAP earnings. © 2019 Masimo

Non-GAAP Definitions (continued) > Integration related charges  As part of acquiring and divesting businesses, the Company may take actions that are considered non-recurring in nature to integrate the acquired business into the current Company structure as well as modify the current Company structure to account for the divested business. The costs that will be considered integration-related will be those costs not related to the on-going business, but rather, will be those costs that are considered non-recurring in the normal operations of the business and are excluded from non-GAAP earnings. > Acquired intangible assets impairment  As needed, the Company will perform impairment tests related to intangible assets and assess whether the recoverability is less than the carrying value. In the event there is an intangible asset impairment, the Company may exclude these charges from non-GAAP earnings. > Business consolidation costs  The Company, from time to time may enter into restructuring plans and incur costs along these lines, in order to rationalize footprint, product lines and re-adjust employee levels to optimize business results, and may accordingly exclude these costs from non-GAAP earnings. > Charges associated with the early repayment of debt and non-cash interest expense  The Company may enter into convertible debt arrangements whereby certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company and therefore excludes these costs from non-GAAP earnings. © 2019 Masimo

Non-GAAP Definitions (continued) > Realized and unrealized gains or losses from foreign currency transactions  We are exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, we believe that exclusion of such realized and unrealized gains and losses are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Realized and unrealized foreign currency gains and losses are likely to recur in future periods. > Gains or losses related to certain significant non-recurring events  In the event there are non-recurring items which impact period over period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings. > Tax charges and benefits associated with the above exclusions  In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments. > Tax impacts that may not be representative of the ongoing results of the core operations  In the event there are non-recurring tax events that impact period over period comparability and do not represent the underlying ongoing results of the core operations, the Company may choose to exclude these from non-GAAP earnings. © 2019 Masimo

Non-GAAP Definitions (continued) > Excess tax benefits from stock-based compensation expense  GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period to period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers. > Dilutive share impact related to certain financial instruments  The Company may enter into certain financial instruments with potential dilutive effects for earnings per share purposes. For GAAP diluted earnings per share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP diluted earnings per share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis. > Adjusted Free Cash Flow  Represents free cash flow (cash flow from operations less cash used for the purchase of property, plant and equipment) adjusted for the impact of cash receipts or payments relating to certain previously described non-GAAP adjustments, which may impact period over period comparability. > Adjusted EBITDA  Represents earnings before non-operating income/expense, taxes, depreciation and amortization, as adjusted for the applicable non-GAAP adjustments previously described, and further excluding non-cash stock based compensation expense. © 2019 Masimo